UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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LMP Automotive Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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LMP AUTOMOTIVE HOLDINGS, INC.

500 East Broward Blvd., Suite 1900

Ft. Lauderdale, Florida 33394

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, December 29, 2021 at 10:30 A.M. (EST)

TO THE STOCKHOLDERS OF LMP AUTOMOTIVE HOLDINGS, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of LMP Automotive Holdings, Inc. (the “Company”) will be held on Wednesday, December 29, 2021, at 10:30 A.M. EST, at the offices of LMP Automotive Holdings, Inc., 500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida 33394, for the purposes of considering and acting on the following items:

1.	To elect one (1) person to our Board of Directors, to hold office until the 2024 annual meeting of stockholders and until his or her successor shall have been duly elected or appointed and qualify;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	To hold an advisory vote on executive compensation.

The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on November 17, 2021 are entitled to notice of, and to vote at, the Annual Meeting. The holders of at least a majority of our outstanding shares of voting stock entitled to vote and present in person or by proxy are required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it to us in the enclosed envelope.

By Order of the Board of Directors,

/s/ Sam Tawfik
Sam Tawfik
President and Chief Executive Officer

November __, 2021

Ft. Lauderdale, Florida

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

LMP AUTOMOTIVE HOLDINGS, INC.

500 East Broward Blvd., Suite 1900

Ft. Lauderdale, Florida 33394

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, December 29, 2021 at 10:30 A.M. (EST)

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of LMP Automotive Holdings, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Wednesday, December 29, 2021, at 10:30 A.M. EST, at the offices of LMP Automotive Holdings, Inc., 500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida 33394, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy cards are being mailed to stockholders on or about December __, 2021.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 29, 2021: The Proxy Statement and the Annual Report to Shareholders are available at www.lmpmotors.com. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via our website before voting.

Solicitation and Voting Procedures

Solicitation. The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our shares entitled to vote at the Annual Meeting. We may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

Voting. Stockholders of record may authorize the proxies named in the enclosed proxy cards to vote their shares in the following manner:

●	by mail, by marking the enclosed proxy card(s) applicable to you as the holder of shares of our common stock and/or our preferred stock, signing and dating it, and returning it in the postage-paid envelope provided;
●	by telephone, by dialling the toll-free telephone number 1-800-690-6903 from within the United States or Canada and following the instructions. Stockholders voting by telephone need not return the proxy card(s) applicable to them as the holder of shares of our common stock; and
●	through the Internet, by accessing the World Wide Website address www.proxyvote.com. Stockholders voting by the Internet need not return the proxy card(s) applicable to them as the holder of shares of our common stock.

Revocability of Proxies. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given, or by delivering to Sam Tawfik, the President and Chief Executive Officer of LMP Automotive Holdings, Inc., at 500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida 33394, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of your intention to vote in person.

Voting Procedure. The presence at the Annual Meeting of a majority of our outstanding shares of voting stock entitled to vote and represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on November 17, 2021 has been fixed as the record date (the “Record Date”) for determining the holders of shares of our common stock entitled to notice of and to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all matters.

As of the Record Date, there were 10,908,767 shares of common stock outstanding, which shares were entitled to an aggregate of 10,908,767 votes at the Annual Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

Votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2 and 3, as applicable.

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors (Proposal No. 1) and the ratification of KPMG LLP as our independent registered public accounting firm (Proposal No. 2). Abstentions will be counted as a vote AGAINST the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3), but broker non-votes will have no effect on the outcome of the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3).

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement, other than the ratification of the independent registered public accounting firm, are non-routine proposals; therefore, your broker, bank or other agent will only be entitled to vote on Proposal No. 2 at the Annual Meeting without your instructions.

On each matter properly presented for consideration at the Annual Meeting, holders of common stock will be entitled to one vote for each share of common stock held. Stockholders do not have cumulative voting rights in the election of directors.

Vote Required.

For the election of directors (Proposal No. 1), the nominee who receives a plurality of votes from the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected.

For the ratification of our independent registered public accounting firm (Proposal No. 2) and the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3), the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting is required. Because your vote with respect to Proposal No. 3 is advisory, it will not be binding upon our Board of Directors.

If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.

Householding. Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: LMP Automotive Holdings, Inc., 500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida 33394, phone: 954-895-0352, Attention: Chief Financial Officer. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

General

Our Certificate of Incorporation provides that the Board of Directors of our Company shall consist of not less than one (1) member and not more than seven (7) members, as fixed by the Board of Directors. Currently, the Board of Directors consists of four (4) members.

At the Annual Meeting, one (1) director is to be elected to serve until the 2024 annual meeting of our stockholders and until such director’s successor is elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors has nominated the person listed below for election to the Board of Directors at the Annual Meeting. The director nominee is currently a member of our Board of Directors.

Name	Age	Position	Director Since
Sam Tawfik	56	President, Chief Executive Officer and Chairman of the Board of Directors	January 2018

If the nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy, or the size of the Board of Directors may be reduced in accordance with our Bylaws.

Nominee

The following information is submitted concerning the nominee for election as directors based upon information received by us from such persons:

Samer “Sam” Tawfik is the founder of LMP Automotive Holdings, Inc. and has served as our President, Chief Executive Officer and Chairman of the board of directors since January 2018. Prior to the founding of LMP Automotive Holdings, Inc., Mr. Tawfik was the founder and Chief Executive Officer of Telco Group, Inc. which was acquired by Leucadia National Corp. in 2007 with a valuation of $160,000,000. Mr. Tawfik also founded and was Chief Executive Officer of PT-1 Communications, Inc. which was acquired by Star Telecommunications Inc. in 1998 with a valuation of $590,000,000. From February 1999 through March 2000, Mr. Tawfik served as a Director of Star Telecommunications, Inc. Mr. Tawfik has extensive experience in technology, finance, banking and statistical science. Awards given to Mr. Tawfik and his prior companies include, Top 10 technology & communications CEO in the U.S., number 1 on Inc. 500’s fastest growing company list in the U.S. for two consecutive years, largest pre-paid Telecom company in the world, Consumer Reports’ best new product of the year, JPM / KPMG Top 25 private employers, number 1 fastest growing private company in N.Y., 10th largest private company in N.Y., 4th largest international and 8th largest long-distance telecom company in the U.S. behind AT&T, and many more.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE NOMINEE NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the ownership of our common stock as of November 17, 2021 (the “Determination Date”) by: (i) each current director of our company; (ii) each of our Named Executive Officers; (iii) all current executive officers and directors of our company as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Determination Date, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of the Determination Date when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 10,908,767 shares of common stock outstanding as of the Determination Date. Unless otherwise indicated, the business address of each person in the table below is c/o LMP Automotive Holdings, Inc., 500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida 33394.

Name	Number of Shares		Percent of Shares Outstanding (%)
Officers and Directors:
Samer Tawfik, President, CEO, and Chairman of the Board of Directors	3,844,417	(1)	35.1%
William “Billy” Cohen, Lead Independent Director	225,449	(2)	2.1%
Elias Nader, Director	20,479	(3)	*
Svetlana Limburger, Director	36,047	(4)	*
Robert Bellaflores, Chief Financial Officer	40,000	(5)	*
Richard Aldahan, Chief Operating Officer	60,000	(6)	*
All directors and executive officers as a group (6 persons)	4,216,392	(7)	38.7%

*	Beneficial ownership of less than 1.0% is omitted.

(1)	Includes 1,100,000 shares of common stock owned by ST RXR Investments, LLC, an entity wholly owned and controlled by Mr. Tawfik, and 10,000 shares of common stock that Mr. Tawfik can acquire upon exercise of options issued pursuant to the Company’s 2018 Equity Incentive Plan at $22.49 per share. 850,000 shares of common stock owned by Mr. Tawfik are subject to a pledge in favor of J.P. Morgan Securities LLC.

(2)	The number of shares beneficially owned by Mr. Cohen includes 25,000 shares of common stock that Mr. Cohen can acquire within 60 days of the date hereof upon exercise of options issued pursuant to the Company’s 2018 Equity Incentive Plan at $3.33 per share and 15,000 shares of common stock that may be acquired by Mr. Cohen within 60 days of the date hereof upon the exercise of options issued pursuant to the Company’s 2018 Equity Incentive 2018 at $4.75 per share.

(3)	The number of shares beneficially owned by Mr. Nader includes 15,479 shares of common stock that may be acquired by Mr. Nader within 60 days hereof upon the exercise of options issued pursuant to the Company’s 2018 Equity Incentive Plan at $4.75 per share.

(4)	The number of shares beneficially owned by Mrs. Limburger includes 10,000 shares of common stock that Mrs. Limburger can acquire upon exercise of options issued pursuant to the Company’s 2018 Equity Incentive Plan at $16.18.

(5)	The number of shares beneficially owned by Mr. Bellaflores includes 40,000 shares of common stock that Mr. Bellaflores can acquire upon exercise of options issued pursuant to the Company’s 2018 Equity Incentive Plan at $14.02.

(6)	The number of shares beneficially owned by Mr. Aldahan includes 40,000 shares of common stock that Mr. Aldahan can acquire upon exercise of options issued pursuant to the Company’s 2018 Equity Incentive Plan at $8.21 and 20,000 shares of common stock that Mr. Aldahan can acquire within upon exercise of options issued pursuant to the Company’s 2018 Equity Incentive Plan at $17.35.

(7)	See the information contained in footnotes (1) – (6) above.

Biographical Information Concerning Executive Officers

Biographical information concerning our Chief Executive Officer, who also serves as a member of our Board of Directors, our Chief Financial Officer, and our Chief Operating Officer are set forth below.

Samer “Sam” Tawfik is the founder of LMP Automotive Holdings, Inc. and has served as our President, Chief Executive Officer and Chairman of the board of directors since January 2018. Prior to the founding of LMP Automotive Holdings, Inc., Mr. Tawfik was the founder and Chief Executive Officer of Telco Group, Inc. which was acquired by Leucadia National Corp. in 2007 with a valuation of $160,000,000. Mr. Tawfik also founded and was Chief Executive Officer of PT-1 Communications, Inc. which was acquired by Star Telecommunications Inc. in 1998 with a valuation of $590,000,000. From February 1999 through March 2000, Mr. Tawfik served as a Director of Star Telecommunications, Inc. Mr. Tawfik has extensive experience in technology, finance, banking and statistical science. Awards given to Mr. Tawfik and his prior companies include, Top 10 technology & communications CEO in the U.S., number 1 on Inc. 500’s fastest growing company list in the U.S. for two consecutive years, largest pre-paid Telecom company in the world, Consumer Reports’ best new product of the year, JPM / KPMG Top 25 private employers, number 1 fastest growing private company in N.Y., 10th largest private company in N.Y., 4th largest international and 8th largest long-distance telecom company in the U.S. behind AT&T, and many more.

Mr. Bellaflores has served as the Company’s Chief Financial Officer since July 2021 after having served as the Company’s Senior Corporate Controller April 2021. Mr. Bellaflores has over 30 years of accounting experience in both public and private industry beginning his career at Deloitte & Touche in New York prior to moving to Florida in 1991. Prior to joining the Company, he was with the Projects Division of Steven Douglas & Associates from 2006 to 2021 as a senior level executive working with clients in the Publications Media, Communications, Real Estate, Retail and Manufacturing industries. Prior to 2006, Mr. Bellaflores was the Controller for several public and private companies such as Perfumania and NuCo2. Mr. Bellaflores is a Certified Public Accountant and has a BBA in Accounting from CUNY Baruch College in New York.

Richard Aldahan has served as the Company’s Chief Operating Officer since July 2020. From 1993 to 2020, Mr. Aldahan held various positions as an Owner and Dealer Principal, General Manager and Treasurer for franchised dealership brands such as Toyota, Chevrolet, Hyundai and Nissan. Since January 2019, Mr. Aldahan served as the Owner and Dealer Principal of Nissan of Streetsboro, Ohio. From late 2013 to early 2019, Mr. Aldahan took time away from the automotive industry to focus on managing his personal real estate properties.

Director’s Qualifications

In selecting a particular candidate to serve on our Board of Directors, we consider the needs of our company based on particular experiences, qualifications, attributes and skills that we believe would be advantageous for our Board members to have and would qualify such candidate to serve on our Board given our business profile and the environment in which we operate. The table below sets forth such experiences, qualifications, attributes and skills, and identifies the ones that the director nominee possess.

Attributes	Mr. Tawfik
Financial Experience	X
Public Board Experience	X
Industry Experience	X
Scientific Experience
Commercial Experience	X
Corporate Governance Experience	X
Capital Markets Experience	X
Management Experience	X

Arrangements Regarding Director Nominations

There are no arrangements regarding the nomination of our directors.

Family Relationships

There are no familial relationships between any of our executive officers and directors.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Independence of the Board of Directors

The Board of Directors utilizes NASDAQ’s standards for determining the independence of its members. In applying these standards, the Board considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board has determined that Mr. Tawfik is not an independent director within the meaning of the NASDAQ independence standards. However, the Board has determined that the remaining members of the Board are independent within the meaning of the NASDAQ independence standards. In making these independence determinations, the Board did not exclude from consideration as immaterial any relationship potentially compromising the independence of the above director.

Meetings of the Board of Directors

The Board of Directors held seven (7) meetings during 2021. During 2021, all directors other than Robert J. Morris, Jr., who is no longer a member of the Board of Directors, attended more than 75% of the aggregate number of meetings of the Board of Directors that were held during the time that they served as members of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances.

Committees of the Board of Directors

The Board of Directors has established and currently maintains the following three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee (the “N&GC”). The Board of Directors has adopted written charters for each of these committees, which we make available free of charge on or through our Internet website, along with other items related to corporate governance matters, including our Code of Conduct and Ethics applicable to all employees, officers and directors. We maintain our Internet website at investors.lmpah.com. You can access our committee charters and code of conduct on our website by first clicking “Corporate Governance” and then “Governance Documents.”

We intend to disclose on our Internet website any amendments to or waivers from our Code of Conduct and Ethics, as well as any amendments to the charters of any of our standing committees. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to LMP Automotive Holdings, Inc., 500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida 33394, Attn: Chief Executive Officer.

Currently, the Audit Committee consists of William “Billy” Cohen (Chair), Svetlana Limburger and Elias Nader, the Compensation Committee consists of Mr. Cohen (Chair), Ms. Limburger and Mr. Nader, and the N&GC consists of Mr. Cohen (Chair), Ms. Limburger and Mr. Nader. During the 2019 fiscal year, none of the Audit Committee, the Compensation Committee nor the N&GC held any meetings.

Audit Committee. Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accounting firm, reviews the results and scope of the audit and other services provided by the independent registered public accounting firm, reviews our financial statements, reviews and evaluates our internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accounting firm and reviews and approves any proposed related party transactions. The Board of Directors has determined that each of the current members of the Audit Committee is an independent director within the meaning of the NASDAQ independence standards and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that Mr. Cohen is an Audit Committee Financial Expert under applicable SEC Rules and that each of the members of the Audit Committee satisfies the NASDAQ standards of financial literacy and financial or accounting expertise or experience.

Compensation Committee. The Compensation Committee’s functions include reviewing and approving the compensation and benefits for our executive officers, administering our equity compensation plans and making recommendations to the Board of Directors regarding these matters. Neither the Compensation Committee nor the Board of Directors retained any consultants to assist in the review and approval of the compensation and benefits for the executive officers of our company during 2020. The Board of Directors has determined that each current member of the Compensation Committee is an independent director within the meaning of the NASDAQ independence standards.

Nominating and Corporate Governance Committee. The N&CGC searches for and recommends to the Board of Directors potential nominees for director positions and makes recommendations to the Board of Directors regarding the size, composition and compensation of the Board of Directors and its committees. The Board of Directors has determined that each current member of the N&CGC is an independent director within the meaning of the NASDAQ independence standards.

Selection of Board Candidates

In selecting candidates for the Board of Directors, the Board (or, as used throughout this section, the N&GC, as applicable) begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Board will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Board will solicit recommendations for nominees from persons whom the Board believes are likely to be familiar with qualified candidates, including members of our Board of Directors and our senior management. The Board may also engage a search firm to assist in the identification of qualified candidates. The Board will review and evaluate those candidates whom it believes merit serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the Board may solicit the views of management and other members of the Board, and may conduct interviews of proposed candidates.

The Board generally requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The Board will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of our stockholders. In addition, the Board requires that all candidates have no interests that materially conflict with our interests and those of our stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing us and have adequate time to devote to service on the Board of Directors.

The Board will consider stockholder recommendations for nominees to fill director positions, provided that the Board will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees as required by our Bylaws, to our Secretary following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for a nominee for directorship submitted by a stockholder to be considered, such recommendation must be received by the Corporate Secretary by the time period set forth in our most recent proxy statement for the submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. The Corporate Secretary shall then deliver any such communications to the Chairman of the Board or the N&GC, as applicable. The Board will evaluate stockholder recommendations for candidates for the Board of Directors using the same criteria as for other candidates, except that the Board may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in our equity.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is currently chaired by Mr. Tawfik, who also serves as our Chief Executive Officer, having been engaged in such roles since the Company’s inception. The Board does not believe that it is appropriate to prohibit one person from serving as both Chairman of the Board and Chief Executive Officer. Our Board will continually evaluate our leadership structure and could in the future decide to separate the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our company and its stockholders.

Our Board has determined that Mr. Cohen, our Lead Independent Director, is independent within the meaning of the NASDAQ independence standards. As such, and in his role as Lead Independent Director, we believe that Mr. Cohen can help to ensure that our independent directors have a strong voice in the leadership of our company, including having the ability to provide management with guidance and feedback on their performance. To further strengthen the voice of our independent directors, we provide that such directors meet on a regular basis, and we have provided that all of the members of the Audit Committee, the Compensation Committee and the N&GC are independent.

Our Board of Directors and the Audit Committee thereof is responsible for overseeing the risk management processes on behalf of our company. The Board and, to the extent applicable, the Audit Committee, receive and review periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our company’s assessment of risks. Where applicable, the Audit Committee reports regularly to the full Board of Directors with respect to risk management processes. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our company are consistent with the Board’s appetite for risk. While the Board oversees the risk management of our company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Stockholder Communications

All stockholder communications must: (i) be addressed to our Secretary at our address; (ii) be in writing either in print or electronic format; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors; (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that we will not entertain shareholder proposals or shareholder nominations from shareholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by our Bylaws.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Chief Financial Officer shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors and Chief Executive Officer, the chairman of the applicable committee, or to each of the independent directors, as the case may be.

The Chief Executive Officer may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in his sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our company for review and possible response.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Approval for Related Party Transactions

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions. The Related Party Transactions Policy adopted by our Board of Directors requires that all officers, directors and nominees disclose to the Chief Executive Officer the nature of any transaction that is entered into between the Company any related party of such officer, director or nominee (including any immediate family member of such employee, officer or director, and any entity owned or controlled by such persons). The Chief Executive Officer must bring the transaction to the attention of the Audit Committee, which must review and approve the transaction in advance. In considering such transactions, the Audit Committee takes into account the relevant available facts and circumstances.

Related Party Transactions

During 2018, the Company entered into a lease with an entity wholly owned by Mr. Tawfik for its facilities in Plantation, Florida. The five-year, triple-net lease provides for monthly payments of $28,500 plus CAM and sales taxes, with annual escalations of 3%. The Company has an option to extend the lease for an additional five-year term, with annual escalations of 3%. The option to extend the lease is not recognized in the right-of-use asset or operating lease liability. On July 8, 2020, the Company terminated the lease and purchased the land and building located in Plantation, Florida where its previous headquarters were located from its landlord, ST RXR Investments, LLC, a related party owned by Mr. Tawfik, for approximately $3.6 million in cash. The land and building were valued based upon a third party appraisal report. Beginning in September 2020, the Company became headquartered in Ft. Lauderdale, Florida.

The Company leases vehicles under its subscription and sales-type programs to certain officers and directors under 6-month contracts. Total payments made by officers and directors for the vehicle leases amounted to approximately $4,000 and $2,100 for the three months ended September 30, 2021 and 2020, respectively, and approximately $12,000 and $87,000 for the nine months ended September 30, 2021 and 2020, respectively.

The Company’s dealerships located in Beckley, West Virginia lease certain of their premises from the current 15% noncontrolling interest owners of the dealerships under ten year leases. Rent expense for these leases amounted to approximately $190,500 and $374,500 for the three and nine months ended September 30, 2021, respectively. As of September 30, 2021 the right of use asset and lease liability related to these leases amounted to approximately $6.4 million.

To help facilitate the first quarter of 2021 acquisition of Kia of Port Charlotte and Kia of Cape Coral, the Company agreed to provide financing, in the form of promissory notes to the minority owners: Kevin West and Associates LLC and Rosciti & Associates LLC totaling $1,106,046 and $2,140,453, respectively. Both notes bear interest at 5% per annum and have a seven (7) year term. Repayment is funded by earnings with eighty-five percent (85%) of all after-tax cash distributions made to the minority interest being applied to the notes interest and principal balances. Distributions totaled $780,318 and $1,498,827 during the three months and nine months ending September 30, 2021, respectively. The Company received payments in the amount of $930,000 during the nine months ended September 30, 2021. As of September 30, 2021, the balance of the promissory notes, plus accrued interest, was approximately $2.4 million.

In March 2021, the Company signed an unsecured Revolving Line of Credit Agreement with a shareholder (the “Line”) and received funding of $500,000. The Line bears interest at 1.5% per month plus a $15,000 origination fee. The Line principal, interest and origination fee are all due on April 30, 2021. The Company repaid the loan during the second quarter of 2021.

On March 23, 2021, in connection with the consummation of the Bachman Acquisition, LMP Greeneville 001 Holdings, LLC, an indirect wholly owned subsidiary of the Company, transferred fifteen percent (15%) of the membership interests in LMP Greeneville BBCBGC, LLC, a subsidiary of the Company, to an entity wholly owned by Richard Aldahan, the Company’s Chief Operating Officer, in lieu of an accrued bonus owed to Mr. Aldahan in the amount of $350,000.

On October 13, 2021, the Company signed a $2.5 million revolving line of credit agreement with ST RXR Investments, LLC, which is a related party company owned by Mr. Tawfik. The revolver is non-interest bearing, matures on November 21, 2021, and requires payment either on the maturity date or on demand. Mr. Tawfik also guaranteed a $3.2 million, five year promissory note with a bank bearing annual interest of 3.984% and monthly payments of $32,435 beginning December 1, 2021 issued by the Company in connection with the purchase of an airplane.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. KPMG has served as our independent registered public accounting firm since 2021.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.

Your ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2021 does not preclude us from terminating our engagement of KPMG and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

KPMG has not billed any fees to us for professional services rendered by it for the years ended December 31, 2020 and 2019.

Representatives of KPMG are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Previous Auditor

On February 8, 2021, we engaged KPMG to replace our prior auditor Grassi & Co., CPAs, P.C. (“Grassi”). The change in auditor was not the result of any disagreements with Grassi. The change of auditor was unanimously approved by our Board of Directors.

During our two most recent fiscal years and any subsequent interim period preceding the replacement of Grassi, there were (i) no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Grassi, would have caused Grassi to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Prior to February 8, 2021, we did not consult with KPMG regarding (i) the application of accounting principles to specified transactions, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, (iii) written or oral advice was provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issues, or (iv) any matter that was the subject of a disagreement between us and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The following table sets forth the fees billed to us for professional services rendered by Grassi for the years ended December 31, 2020 and 2019:

Services	2020	2019
Audit Fees (1)	$210,605	$166,746
Audit-Related fees (2)	27,822	79,608
Tax fees	-	-
Other fees	-	-
Total fees	$238,427	$246,354

(1)	Audit Fees – Audit fees consist of fees billed for the audit of our annual consolidated financial statements and the review of the interim consolidated financial statements.

(2)	Audit-Related Fees – Audit-related fees consist of services that are normally provided in connection with registration statements, including the registration statement for our initial public offering.

Pre-Approval Policies and Procedures

The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the ratification of our independent registered public accounting firm, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing stockholders an advisory vote on executive compensation. This nonbinding vote is required under Section 14A of the Exchange Act. We intend to seek an advisory vote on executive compensation every three (3) years.

The section entitled “Executive Compensation” describes the compensation of our principal executive officers and our other most highly compensated executive officers during the 2020 fiscal year. Such executive officers are referred to in this Proposal No. 3 as our named executive officers.

Our Board of Directors believes that the policies, procedures and compensation articulated in the “Executive Compensation” section of this proxy statement were appropriate for our company with respect to our 2020 fiscal year, and that the compensation of our named executive officers in 2020 reflects and supports these compensation policies and procedures.

We are asking our stockholders to indicate their support at the Annual Meeting for the compensation of our named executive officers as described in this proxy statement. This vote is intended to provide an overall assessment of our policies and procedures relating to the compensation of our named executive officers with respect to our 2020 fiscal year, rather than focus on any specific item of compensation. Further, in evaluating this proposal, we note that: (i) one of our Named Executive Officers for the 2020 fiscal year, namely Bryan Silverstein, our former Chief Financial Officer, was terminated from his position with the Company on April 19, 2020; and (ii) one of our Named Executive Officers for the 2020 fiscal year, namely Evan Bernstein, our former Chief Financial Officer, resigned from his position on April 16, 2021.

Accordingly, we are recommending that our stockholders vote FOR the following resolution:

RESOLVED, that the stockholders of LMP Automotive Holdings, Inc. approve, on an advisory basis, the compensation of the named executive officers of LMP Automotive Holdings, Inc., as disclosed in this proxy statement for the 2021 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K with respect to our 2020 fiscal year, including, as applicable, the Summary Compensation Table and the other related tables and disclosures contained in the section of this proxy statement captioned “Executive Compensation”.

This advisory vote on executive compensation, commonly referred to as a ‘say-on-pay’ advisory vote, is not binding on our Board of Directors. However, our Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Proposal No. 3. Because your vote is advisory, it will not be binding upon our Board of Directors. For purposes of the approval of Proposal No. 3, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 3.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in 2020 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Respectfully,

William Cohen, Chairman
Svetlana Limburger
Elias Nader

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned during 2020 and 2019 by our principal executive officers and our other most highly compensated executive officers as of the end of the 2020 fiscal year (“Named Executive Officers”).

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Samer Tawfik, Chairman,	2019		$120,000	$-	$-	$-	$-	$120,000
President and CEO	2020		$120,000	$-	$-	$99,200	$-	$219,200

Bryan Silverstein, Former CFO	2019		$125,000	$36,000	$-	$-	$-	$161,000
	2020		$98,034	$-	$-	$-	$-	$98,034

Evan Bernstein, Former CFO	2019	(3)	$-	$-	$-	$-	$-	$-
	2020		$74,492	$80,000	$-	$139,600	$-	$249,092

Robert Bellaflores, CFO	2019	(4)	$-	$-	$-	$-	$-	$-
	2020		$-	$-	$-	$-	$-	$-

Richard Aldahan, COO	2019	(5)	$-	$-	$-	$-	$-	$-
	2020		$48,461	$150,000	$-	$148,000	$-	$346,461

William Cohen	2019		$24,000	$-	$-	$-	$-	$24,000
Board of Directors	2020		$24,000	$-	$-	$99,200	$-	$132,200

Bob Morris	2019	(6)	$16,000	$-	$-	$39,000	$-	$55,000
Former Member of Board of Directors	2020		$24,000	$-	$-	$99,200	$-	$132,200

Elias Nader	2019	(6)	$16,000	$-	$-	$39,000	$-	$55,000
Board of Directors	2020		$24,000	$-	$-	$99,200	$-	$123,200

Svetlana Limburger	2019	(7)	$-	$-	$-	$-	$-	$-
Board of Directors	2020		$-	$-	$-	$-	$-	$-

Keith Locker	2019	(6)	$-	$-	$-	$95,520	$-	$95,520
Former Member of Board of Directors	2020		$-	$-	$-	$-	$-	$-

(1)	Represents the aggregate grant date fair value of the award computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in Note 1 to our consolidated financial statements included in this annual report to Form 10-K.

(2)	Mr. Silverstein began his employment with our company in September 2018 and was terminated in April 2020. Mr. Silverstein’s option awards have since been forfeited.

(3)	Mr. Bernstein began his employment with our company in August 2020 and resigned in April 2021.

(4)	Mr. Bellaflores began his employment with our company in April 2021 and became our Chief Financial Officer in July 2021.

(5)	Mr. Aldahan began his employment with our company in July 2020.

(6)	Messrs. Morris, Nader, and Locker joined the Board of Directors in 2019. Mr. Locker resigned from the Board of Directors in April 2020, at which point his option awards were forfeited. Mr. Morris resigned from the Board of Directors in September 2021.

(7)	Ms. Limburger joined the Board of Directors in September 2021.

Narrative Disclosures Regarding Compensation; Employment Agreements

Samer Tawfik Employment Agreement

On February 20, 2018, our wholly owned subsidiary, LMPMotors.com, LLC, and our Chairman, President and Chief Executive Officer, Samer Tawfik, entered into an employment agreement, or the Tawfik agreement, pursuant to which Mr. Tawfik shall serve as Chief Executive Officer of LMPMotors.com, LLC. Pursuant to the Tawfik agreement, his annual salary is equal to $120,000. Effective December 30, 2020, the Company and Mr. Tawfik entered into an amendment to his employment agreement pursuant to which the Company (i) increased Mr. Tawfik’s annual base salary to $300,000, (ii) amended the vesting for options to purchase up to 10,000 shares of the Company’s common stock previously awarded to Mr. Tawfik and (iii) agreed to award him options to purchase up to an aggregate of 150,000 shares of the Company’s common stock upon the achievement of certain milestones.

Bryan Silverstein Employment Agreement

On August 31, 2018, our wholly owned subsidiary, LMPMotors.com, LLC, and our Chief Financial Officer, Bryan Silverstein, entered into an employment agreement, pursuant to which Mr. Silverstein’s annual salary is equal to $125,000. Mr. Silverstein’s employment agreement was terminated on April 19, 2020 pursuant to and in accordance with the terms thereof.

Evan Bernstein Employment Agreement

On August 8, 2020, the Company entered into an employment agreement and related options agreement with our Chief Financial Officer, Evan Bernstein. Pursuant to such agreements, Mr. Bernstein will receive an annual base salary of $240,000 per year plus 4% of the consolidated share of factory statement income in which the Company has an ownership interest (the “Revenue Share”), not to exceed $25,000 per month. Mr. Bernstein is also entitled to a guaranteed bonus of $20,000 per month for his first six months of employment, unless his Revenue Share is greater than $20,000 in any such month. In addition, Mr. Bernstein received options to purchase 40,000 shares of the Company’s common stock at an exercise price of $7.50. The options will vest pro rata on an annual basis over a two-year period. Mr. Bernstein resigned as the Company’s Chief Financial Officer in April 2021. Effective December 30, 2020, the Company and Mr. Bernstein entered into an amendment to his employment agreement pursuant to which the Company (i) agreed to permit Mr. Bernstein the use of a Company vehicle, (ii) amended the vesting for options to purchase up to 40,000 shares of the Company’s common stock previously awarded to Mr. Bernstein and (iii) agreed to award him options to purchase up to an aggregate of 100,000 shares of the Company’s common stock upon the achievement of certain milestones. Mr. Bernstein resigned as the Company’s Chief Financial Officer in April 2021.

Richard Aldahan Employment Agreement

Effective July 27, 2020, the Company entered into an employment agreement and related options agreement with our Chief Operating Officer, Richard Aldahan. Pursuant to such agreements, Mr. Aldahan will receive an annual base salary of $120,000 per year plus 3% of the Company’s pre-tax income, not to exceed $50,000 per month. In addition, Mr. Aldahan received options to purchase 40,000 shares of the Company’s common stock at an exercise price of $8.21. The options will vest pro rata on an annual basis over a two-year period. Effective December 30, 2020, the Company and Mr. Aldahan entered into an amendment to his employment agreement pursuant to which the Company (i) increased Mr. Aldahan’s annual base salary to $300,000, (ii) amended the vesting for options to purchase up to 40,000 shares of the Company’s common stock previously awarded to Mr. Aldahan, (iii) agreed to award him options to purchase up to an aggregate of 145,000 shares of the Company’s common stock upon the achievement of certain milestones, (iv) awarded Mr. Aldahan a one-time bonus of $350,000 payable upon the consummation of the Company’s proposed financing with Truist Bank, payable in cash, Company securities or a combination of both, and (v) awarded Mr. Aldahan a quarterly bonus of a percentage of the Company’s post-minority interest income.

Robert Bellaflores Employment Agreement

Effective July 7, 2021, the Company entered into an employment agreement and related options agreement with our Chief Financial Officer, Robert Bellaflores. Pursuant to such agreements, Mr. Bellaflores will receive an annual base salary of $360,000 per year. In addition, Mr. Bellaflores will receive options to purchase 40,000 shares of the Company’s common stock at an exercise price of $14.02 per share. The options will vest pro rata on an annual basis over a two-year period.

As part of its designated duties, our Compensation Committee plans to review the salaries and option grants to our executive officers.

Outstanding Equity Awards at Fiscal Year End

2020 Outstanding Equity Awards at Fiscal Year-end Table

The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of the end of our 2020 fiscal year:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Samer Tawfik	589	9,411	-	22.49	11/17/2025	-	-	-	-
Robert Bellaflores	-	-	-	-	-	-	-	-	-
Richard Aldahan	8,658	31,342	-	8.21	07/25/2025	-	-	-	-
Bryan Silverstein	-	-	-	-	-	-	-	-	-
Evan Bernstein	-	-	-	-	-	-	-	-	-

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards to our Named Executive Officers during fiscal year 2020.

Compensation of Directors

2020 Director Compensation Table

The following Director Compensation Table sets forth information concerning compensation for services rendered by our independent directors for fiscal year 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
William Cohen (2)	$24,000	-	$99,200	$-	$123,200
Elias Nader(3)	24,000	-	99,200	$-	123,200
Svetlana Limburger(4)	-	-	-	-	-
Robert J. Morris, Jr. (5)	24,000	-	99,200	$-	123,200
Keith Locker (6)	-	-	-	-	-
Total:	$72,000	-	$297,600	-	$369,600

(1)	Represents the aggregate grant date fair value under FASB ASC Topic 718 of options to purchase shares of our common stock granted during 2020.

(2)	Mr. Cohen was appointed to serve as a member of the Board in March 2018. As of December 31, 2020, Mr. Cohen held options to purchase up to 50,000 shares of our common stock.

(3)	Mr. Nader was appointed to serve as a member of the Board in May 2019. As of December 31, 2020, Mr. Nader held options to purchase up to 30,000 shares of our common stock.

(4)	Ms. Limburger was appointed to serve as a member of the Board in September 2021.

(5)	Mr. Morris was appointed to serve as a member of the Board in May 2019. As of December 31, 2020, Mr. Morris held options to purchase up to 30,000 shares of our common stock. Mr. Morris resigned from the Board of Directors on September 7, 2021.

(6)	Mr. Locker was appointed to serve as a member of the Board in December 2019. As of December 31, 2019, Mr. Locker held options to purchase up to 12,000 shares of our common stock. Mr. Locker resigned from the Board of Directors on April 19, 2020.

Mr. Tawfik has not been included in the Director Compensation Table because he is a Named Executive Officer of our company, and all compensation paid to him during 2020 is reflected in the Summary Compensation Table above.

Director Compensation Program

Our compensation program for directors for the 2020 fiscal year consisted of: (i) a grant of options to purchase up to 20,000 shares of common stock, which options vested 50% three months following the Company’s initial public offering and the remainder vest pro rata over three years; and (ii) an annual cash payment of $24,000 per year. In addition to the annual fee described in item (ii) of the immediately preceding sentence, we agreed to pay to the Lead Independent Director an annual amount of $8,000 in 2019 and $0 in 2020.

Equity Compensation Plan Information

The following table provides aggregate information as of the end of the 2020 fiscal year with respect to all of the compensation plans under which our common stock is authorized for issuance, including our 2018 Equity Incentive Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise of outstanding options, warrants and rights)
Equity compensation plans approved by security holders	725,000	$4.64	775,000
Equity compensation plans not approved by security holders	—	—	—
Total:	725,000	$4.64	775,000

SUBMISSION OF STOCKHOLDER PROPOSALS

We intend to hold our 2022 annual meeting of stockholders (the “2022 Annual Meeting”) in December 2022. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2022 Annual Meeting, a stockholder proposal must be received by the Chief Financial Officer, LMP Automotive Holdings, Inc., 500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida 33394, no later than July 26, 2022, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.

Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the 2022 Annual Meeting, any such stockholder proposal must be received by the Chief Financial Officer, LMP Automotive Holdings, Inc., no earlier than September 30, 2022 and no later than October 30, 2022, provided, that if the 2022 Annual Meeting is scheduled to be held on a date more than 30 days before the anniversary date of the 2021 annual meeting of stockholders or more than 30 days after the anniversary date of the 2021 annual meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, our company not later than the close of business on the later of (A) the 90th day prior to the scheduled date of the 2021 Annual Meeting (but in no event no earlier than the close of business on the 120th day prior to the scheduled date of the 2021 Annual Meeting), or (B) the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2020, the Reporting Persons met all applicable Section 16(a) filing requirements, other than the Form 4s filed on December 3, 2020 by (A) William “Billy” Cohen, a member of our Board of Directors, (B) Robert Morris, Jr., a former member of our Board of Directors, (C) Elias Nader, a member of our Board of Directors and (D) Sam Tawfik, our President, Chief Executive Officer and Chairman of the Board of Directors, in each case, regarding the grant of options on November 18, 2020 to purchase 10,000 shares of our common stock.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to LMP Automotive Holdings, Inc., 500 East Broward Blvd., Suite 1900, Ft. Lauderdale Florida 33394, Attn: Chief Financial Officer.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By order of the Board of Directors,

/s/ Sam Tawfik
Sam Tawfik
Chief Executive Officer

November __, 2021

Ft. Lauderdale, Florida

LMP AUTOMOTIVE HOLDINGS, INC.
C/O SECURITIES TRANSFER CORPORATION
2901 N. DALLAS PARKWAY, SUITE 380
PLANO, TX 75093
ATTN: PROXY DEPARTMENT

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D63281-Z81513

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

LMP AUTOMOTIVE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
Vote on Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Director

Nominee:

01) Sam Tawfik

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for our fiscal year ending December 31, 2021.	☐	☐	☐
3. To approve, by non-binding vote, executive compensation.	☐	☐	☐
The Board of Directors does not have a recommendation for voting on the following proposal:	**For**	**Against**	**Abstain**
4. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR items 1, 2, and 3 and no recommendation on Item 4.** If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign your name(s) exactly as it appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D63282-Z81513

LMP AUTOMOTIVE HOLDINGS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 29, 2021

The stockholder(s) hereby appoint(s) Sam Tawfik and Robert Bellaflores, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LMP AUTOMOTIVE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 a.m., Eastern Time on December 29, 2021, at the offices of LMP AUTOMOTIVE HOLDINGS, INC, located at 500 East Broward Blvd., Suite 1900, Ft. Lauderdale, FL 33394, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 AND NO RECOMMENDATION ON PROPOSAL 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE